Exhibit 10.8

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT is dated December 7, 2022, by and among PHX MINERALS INC., a Delaware corporation (referred to herein as the “Borrower”), successor by merger to PHX Minerals Inc., an Oklahoma corporation, each lender party hereto as set forth in Schedule 2.1 attached (collectively, the “Lenders” and individually, a “Lender”), and INDEPENDENT BANK, as Administrative Agent and L/C Issuer.

RECITALS:

A. Borrower, Administrative Agent, and Lenders entered into the Credit Agreement dated as of September 1, 2021, as amended by the First Amendment dated December 6, 2021, and the Second Amendment dated May 18, 2022 (as amended and as further amended, restated, supplemented and/or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), for the purpose and consideration therein expressed, whereby Lenders made loans to Borrower as therein provided; and

B. UMB Bank, n.a. has agreed to become a Lender under the Credit Agreement; and

C. Borrower, Administrative Agent and Lenders desire to amend the Existing Credit Agreement to modify same in accordance herewith;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Existing Credit Agreement, in consideration of the loans and other extensions of credit which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

DEFINITIONS AND REFERENCES

Section 1.1 Terms Defined in the Existing Credit Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Existing Credit Agreement shall have the same meanings whenever used in this Amendment.

Section 1.2 New Definitions. Section 1.1 of the Credit Agreement is hereby amended to add the following new definitions:

“Third Amendment” means that certain Third Amendment to Credit Agreement dated as of December 7, 2022, by and among Borrower, Administrative Agent and the Lenders.

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“UMB Bank” means UMB Bank, n.a., a national banking association.

Section 1.3 Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

“Amendment” means this Third Amendment to Credit Agreement.

“Amendment Documents” means this Amendment, replacement Notes, the assignment and assumption agreement, and all other Loan Documents executed and delivered in connection herewith. All of the Amendment Documents shall be deemed to constitute Loan Documents.

“Credit Agreement” (or “this Agreement” wherever referred to within the Existing Credit Agreement) means the Existing Credit Agreement as amended by this Amendment, and as the same may hereafter be further amended, restated, modified and/or otherwise supplemented from time to time.

ARTICLE II.

ADDITION OF LENDER

Section 2.1 Addition of UMB Bank as a Lender. UMB Bank has agreed to become a Lender under the Credit Agreement, and Independent Bank and MidFirst Bank have agreed to assign a portion of the Committed Sum of each bank to UMB Bank. UMB Bank hereby ratifies the Credit Agreement and each of the other Loan Documents, and acknowledges that the Credit Agreement is valid, subsisting, and binding upon it.

ARTICLE III.

AMENDMENTS TO EXISTING CREDIT AGREEMENT

Section 3.1 Borrowing Base Notification. From the date of this Amendment to, but excluding, the next redetermination of the Borrowing Base, as set forth in the Existing Credit Agreement, as amended hereby, the Borrowing Base shall be reaffirmed at Fifty Million Dollars ($50,000,000.00). The foregoing adjustment of the Borrowing Base constitutes the periodic redetermination of the Borrowing Base under Section 2.6(b) of the Existing Credit Agreement for December 7, 2022, and is not an Unscheduled Redetermination. Borrower, Administrative Agent and Lenders hereby agree that this provision satisfies all notification requirements as set forth in the Credit Agreement.

Section 3.2 Commitment Percentage. The Committed Sum and Commitment Percentage of each Lender under the Revolver Facility are hereby amended to be as set forth in Schedule 2.1 to this Amendment; and Schedule 2.1 to the Existing Credit Agreement is hereby replaced by Schedule 2.1 to this Amendment.

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Section 3.3 Minimum Mortgage and Title Requirements. Sections 4.22 and 4.32 of the Credit Agreement are hereby amended to read as follows:

“4.22 Title Matters. Upon reasonable request of Administrative Agent, the Borrower will furnish Administrative Agent with title opinions and/or title information, to the extent the same are in the possession of Borrower, reasonably satisfactory to Administrative Agent showing defensible title of Borrower to at least fifty percent (50%) or such lesser percentage approved by Administrative Agent in writing (the “Required Title Percentage”) of the Oil and Gas Properties covered by the Collateral Documents, subject only to the Permitted Liens. As to any Oil and Gas Properties hereafter mortgaged to Lenders, Borrower will promptly (but in no event more than thirty (30) days following such request), upon request furnish Administrative Agent with title opinions and/or title information, to the extent the same are in the possession of Borrower, reasonably satisfactory to Administrative Agent covering a sufficient value of such Oil and Gas Properties to maintain the Required Title Percentage of the aggregate Engineered Value of the Oil and Gas Properties. Said title information shall show defensible title of the applicable Borrower to such Oil and Gas Properties subject only to Permitted Liens; and Administrative Agent may exclude any Oil and Gas Property from the Borrowing Base if it is subject to a material title issue not cured by Borrower within a reasonable time. As used in the Credit Agreement, “defensible title” shall mean such title as is customarily accepted in the oil and gas industry by purchasers of, or lenders secured by, properties similar to the Oil and Gas Properties as having defects in title not reasonably likely to result in a Material Adverse Effect upon the Engineered Value of the Oil and Gas Properties.”

“4.32 Percentage of Properties Subject to Mortgage. The properties mortgaged to the Administrative Agent for the benefit of the Lenders shall represent not less than seventy-five percent (75%) of the total value of Borrower’s proved, developed and producing Oil and Gas Properties owned by Borrower writing (the “Required Mortgage Percentage”). Borrower shall execute such mortgages and/or deeds of trust or amendments thereto as Administrative Agent may reasonably require in order to maintain the Required Mortgage Percentage coverage as determined by Administrative Agent.”

ARTICLE IV.

COLLATERAL

Section 4.1 Acquisitions and Additional Security. Borrower intends to close certain material acquisitions of Oil and Gas Properties after the date of this Amendment. In connection with each material acquisition of Oil and Gas Properties, Borrower hereby agrees as follows:

(a)
Borrower shall provide Administrative Agent with copies as reasonably available of the executed purchase and sale agreement and recorded deeds or assignments with respect to each material acquisition of Oil and Gas Properties;

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(b)
Borrower shall provide Administrative Agent with copies as reasonably available of relevant title due diligence performed with respect to each material acquisition of Oil and Gas Properties; and

(c)
Borrower shall sign and deliver, within thirty (30) days of the closing of each material acquisition of Oil and Gas Properties, Collateral Documents granting a Lien on such Oil and Gas Properties as additional security for the Obligations.

ARTICLE V.

CONDITIONS OF EFFECTIVENESS

Section 5.1 Effective Date. This Amendment shall become effective as of the date hereof when and only when:

(a)
Amendment Documents. Administrative Agent shall have received duly executed and delivered counterparts of each Amendment Document, including replacement Notes and an assignment and assumption agreement among Lenders, Agent, and Borrower, (i) in form, substance and date satisfactory to Administrative Agent and each Lender as required pursuant to the terms of the Credit Agreement, and (ii) in such numbers as Administrative Agent or its counsel may reasonably request.

(b)
No Default. No event shall have occurred and be continuing that would constitute an Event of Default or a Default.

(c)
UMB Bank Fee. Borrower shall pay to Administrative Agent for the account solely of UMB Bank a commitment fee in the amount of $50,000.00. Such fee shall be fully earned when paid and shall not be refundable for any reason whatsoever.

ARTICLE VI.

REPRESENTATIONS AND WARRANTIES

Section 6.1 Representations and Warranties of Borrower. In order to induce each Lender to enter into this Amendment, Borrower represents and warrants to Administrative Agent and each Lender that:

(a)
All representations and warranties made by Borrower in any Loan Document are true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of time of the effectiveness hereof as if such representations and warranties had been made as of the time of the effectiveness hereof (except to the extent that such representation or warranty was made as of a specific date, in which case such representation or

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warranty shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such specific date).

(b)
Borrower has duly taken all corporate action necessary to authorize the execution and delivery by it of the Amendment Documents to which it is a party and to authorize the consummation of the transactions contemplated thereby and the performance of its obligations thereunder.

(c)
The execution and delivery by Borrower of the Amendment Documents to which it is a party, the performance by it of its obligations under such Amendment Documents, and the consummation of the transactions contemplated by such Amendment Documents, do not and will not (a) conflict with, violate or result in a breach of any provision of (i), to its knowledge, any Law, (ii) its Organizational Documents, or (iii) any material agreement, judgment, license, order or permit applicable to or binding upon it, (b) result in the acceleration of any Indebtedness owed by it, or (c) result in or require the creation of any Lien upon any of its assets or properties except as expressly contemplated or permitted in the Loan Documents. Except (x) as expressly contemplated in the Amendment Documents and (y) such as have been obtained or made and are in full force and effect, to its knowledge, no permit, consent, approval, authorization or order of, and no notice to or filing with, any Governmental Authority or third party is required on the part of or in its respect in connection with the execution, delivery or performance by it of any Amendment Document or to consummate any transactions contemplated by the Amendment Documents.

(d)
This Amendment is, and the other Amendment Documents when duly executed and delivered will be, legal, valid and binding obligations of it, enforceable against it in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors’ rights and by general principles of equity.

ARTICLE VII.

MISCELLANEOUS

Section 7.1 Ratification and Affirmation. Borrower hereby acknowledges the terms of the Existing Credit Agreement, as amended, and ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect.

Section 7.2 Survival of Agreements. All of Borrower’s various representations, warranties, covenants and agreements in the Amendment Documents shall survive the execution and delivery thereof and the performance thereof, including the making or granting of the Loans and the delivery of the other Loan Documents, and shall further survive until all of the Obligations are paid in full to each Lender and all of Lenders’ obligations to Borrower are terminated.

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Section 7.3 Authorization. The Lenders hereby authorize Administrative Agent to execute any and all amendments to any Loan Documents deemed necessary by Administrative Agent to evidence the extension of the term of the Loan as described herein.

Section 7.4 Interpretive Provisions. Sections 1.2 and 1.3 of the Existing Credit Agreement are incorporated herein by reference herein as if fully set forth.

Section 7.5 Loan Documents. The Amendment Documents are each a Loan Document, and all provisions in the Existing Credit Agreement pertaining to Loan Documents apply thereto.

Section 7.6 Governing Law. This Amendment shall be governed by, and construed in accordance with, the Laws of the State of Texas.

Section 7.7 Counterparts; Scans. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. The Amendment Documents may be validly executed by facsimile, scan, or other electronic transmission.

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THIS AMENDMENT AND THE OTHER AMENDMENT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

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Signature Page to Third Amendment to Credit Agreement

BORROWER: PHX MINERALS INC.,

a Delaware corporation

By: /s/ Chad L. Stephens
Name: Chad L. Stephens
Title: President and Chief Executive Officer

Signature Page to Third Amendment to Credit Agreement

ADMINISTRATIVE

AGENT: INDEPENDENT BANK

By: /s/ Philip M. Mortimer, CFA
Name: Philip M. Mortimer, CFA
Title: Senior Vice President

LENDER: INDEPENDENT BANK

By: /s/ Philip M. Mortimer, CFA
Name: Philip M. Mortimer, CFA
Title: Senior Vice President

Exhibits and Schedules:

Schedule 2.1 - Lenders, Addresses, Commitment Percentages, and Committed Sums

Signature Page to Third Amendment to Credit Agreement

LENDER: MIDFIRST BANK

By: /s/ W. Thomas Portman
Name: W. Thomas Portman
Title: Vice President

Signature Page to Third Amendment to Credit Agreement

LENDER: UMB BANK, n.a.

By: /s/ Erica Spencer
Name: Erica Spencer
Title: Senior Vice President

SCHEDULE 2.1 to loan agreement

COMMITTED SUMS
AND COMMITMENT Percentages

Lender	Committed Sums	Commitment Percentage	Note Amount
Independent Bank MidFirst Bank UMB Bank, n.a.	$25,000,000.00 $15,000,000.00 $10,000,000.00	50.000000% 30.000000% 20.000000%	$ 50,000,000.00 $ 30,000,000.00 $ 20,000,000.00
TOTAL	$50,000,000.00	100.000000%	$100,000,000.00